UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):  December 21, 2010

ITT EDUCATIONAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street
Carmel, Indiana 46032-1404
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following information is provided pursuant to Sub-item (e) of Item 5.02:

 (e)  On December 21, 2010, the Compensation Committee of the Registrant’s Board of Directors approved the payment of a special bonus in cash to each of the Registrant’s named executive officers, which bonus is payable on or before June 30, 2011 if the named executive officer is still employed by the Registrant on June 27, 2011, as follows: Kevin M. Modany $1,153,500; Daniel M. Fitzpatrick $324,000; Clark D. Elwood $319,000; Eugene W. Feichtner $295,000; and June M. McCormack $263,000.  The Committee determined to award the special bonuses in order to help motivate and retain those executives, as well as to recognize their extraordinary efforts during a particularly difficult regulatory and legislative environment affecting the Registrant and its industry.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2010

ITT Educational Services, Inc.

By:  /s/ Christine G. Long
       Name: Christine G. Long
       Title: Senior Vice President, General
Counsel and Secretary